LIMITED POWER OF ATTORNEY FOR
SECTION 16 REPORTING OBLIGATIONS


	The undersigned does hereby nominate, constitute and appoint Michele Tyler,
Kathryn Lamping, or Laura Thumen or any of them, his or her true and lawful attorney and agent to do any and all acts or things and execute and file any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable the undersigned (in his or her individual capacity or in any other capacity) to comply with the Securities and Exchange
Act of 1934 (the "34 Act") and the Securities Act of 1933 (the "33 Act") and any
requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the preparation, execution and/or filing of (i) any report of statement of beneficial ownership or changes in beneficial ownership of securities of Vectrus, Inc., an Indiana corporation (the "Company"), that the undersigned (in his or her individual capacity or in any other capacity) may be required to file pursuant to Section 16(a) of the 34 Act, including any report or statement on Form 3, Form 4 or Form 5, or to any amendment thereto, (ii) any report or notice required under Rule 144 of the 33 Act, including Form 144, or any amendment thereto, and (iii) any and all other documents or instruments that may be necessary or desirable in connection with or in furtherance of any of the foregoing, including Form ID, or any amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required pursuant to Section
16(a) of the 34 Act or any rule or regulation of the SEC, such power and authority to extend to any form or forms adopted by the SEC in lieu of or in addition to any of the foregoing and to include full power and authority to sign the undersigned's name in his or her individual capacity or otherwise, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

       This authorization shall supersede all prior authorizations to act for the undersigned with respect to securities of the Company in such matters, which prior authorizations are hereby revoked, and shall remain in effect until revoked by the undersigned in a signed writing delivered to the foregoing attorneys in fact.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of August, 2014.

/s/ Francis Peloso

Sworn to before me this 25th day of August, 2014.

/s/ Katrina Jaime
Notary Public
Colorado

My Commission Expires: July 5, 2016